Accrued Liabilities and Other Payables - Schedule of Accrued Liabilities and Other Payables (Details) - USD ($)		Jun. 30, 2026	Jun. 30, 2025
Schedule of Accrued Liabilities and Other Payables [Abstract]
Accrued expenses		$ 93,336	$ 27,706
Provision for unutilised annual leave		22,552	21,448
Funds held for settlement (Note)	[1]	674,596	688,243
Others		59,879	26,370
Total		$ 850,363	$ 763,767

[1]	We hold certain funds for settlement to third-party service providers. These primarily represent audit fees payable to independent Hong Kong auditors for audit services performed for our clients. As part of our integrated business services, we coordinate these services to streamline processes for our clients, ensuring efficiency and continuity. The Group does not perform any audit work. These amounts are not recognized as revenue, as we do not control the audit services provided, nor do we apply a markup on these fees. No individual item exceeds 5% of total current liabilities as of the reporting date.